Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 March 31, 2002


                         Commission file number 0-23903

                              eAutoclaims.com, Inc.
                              ---------------------
        (Exact name of small business issuer as specified in its charter)

           Nevada                                     95-4583945
           -------                                    ----------
(State or other jurisdiction of                    (I.R.S. Employer
  incorporation or organization)                  Identification No.)

                  110 East Douglas Road, Oldsmar, Florida 34677
                  ---------------------------------------------
                    (Address of principal executive offices)

                                 (727) 781-0414
                                 ---------------
                           (Issuer's telephone number)

                         Transformation Processing, Inc.
                     365 Bay Street, Toronto, Ontario M5H2V2
                     ---------------------------------------
              (Former Name, Former Address and Former Fiscal Year,
                          if changed Since Last Report)



ITEM 5./ITEM 9.   OTHER EVENTS/REGULATION FD DISCLOSURE.

         Conversion of Series A Convertible Preferred Stock
         --------------------------------------------------

         On December 7, 2001 Canadian Advantage Limited Partnership ("CALP") and Advantage (Bermuda) Fund, Ltd. ("ABFL") gave notice of their election to convert 210 shares of our Series A Convertible Preferred Stock ("Preferred Stock") into 4,097,671 shares of our $.001 par value Common Stock.

         In connection with the conversion, CALP, ABFL, eAutoclaims and certain other parties entered into a Modification Agreement, dated March 26, 2002, pursuant to which certain terms of agreements entered into in connection with purchase of the Preferred Stock by CALP and ABFL were amended. These amendments include: termination of certain lock-up agreements pertaining to shares owned by CALP and ABFL; consent by CALP and ABFL to our withdrawal of a registration statement pertaining to shares owned by them; and, satisfaction of any claims that CALP or ABFL may have against us for failure to register such shares.

         Certificates for the Common Stock issued upon conversion of the Preferred Stock were issued on March 31, 2002. After conversion, CALP, ABFL and their affiliates own an aggregate of 4,128,934 shares of our Common Stock, or approximately 23% of the shares issued and outstanding as of January 31, 2002, as adjusted to reflect shares issued upon conversion of the Preferred Stock. Because their holdings exceed 10% of our outstanding equity securities, CALP and ABFL are affiliates and statutory "insiders" of eAutoclaims. As such, they are required to file public reports of transactions and holdings involving our equity securities, and are subject to liability for profits realized from any "short-swing" transactions in our securities.



SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    eAutoclaims.com, Inc.

Dated    April 5, 2002

                                  By:    /s/ Eric Seidel
                                       -----------------------------------------
                                         Eric Seidel, President

Exhibit

9.1 Letter Agreement dated March 26, 2002 by and among Thomson Kernaghan & Co. Limited, Canadian Advantage Limited Partnership, Advantage (Bermuda) Fund, Ltd., Thomson Kernaghan, and eAutoclaims.com, Inc. regarding conversion of Series A Convertible Stock. *

9.2 Modification Agreement dated March 26, 2002 between eAuto, Canadian Advantage Limited Partnership, Advantage (Bermuda) Fund, Ltd, Governors Road, LLC, and Thomson Kernaghan modifying certain agreements pertaining to the Preferred Stock. *


*Filed herewith